Exhibit 10.25.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.   [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.

FOURTH LEASE AMENDMENT

This FOURTH LEASE AMENDMENT (this “Amendment”) is made as of the 21th day of March 2007, by and between 800 TOWER SPE LLC, having an office at c/o Gale Real Estate Services Company, LLC, 4 Becker Farm Road, Roseland, New Jersey 07068 (“Landlord”), and QUICKEN LOANS, INC., having an office at 20555 Victor Parkway, Livonia, Michigan 48152 (“Tenant”).

RECITALS:

A.               Landlord’s predecessor-in-interest, PW/MS OP SUB I, LLC, and Tenant heretofore entered into a certain lease dated July 6, 2004, as amended by a certain First Amendment to 800 Tower Drive Lease dated July 13, 2005, Second Amendment to 800 Tower Drive Lease dated October 31, 2005 and Third Lease Amendment (the “Third Amendment”) dated October 10, 2006 (said lease as the same was or may hereafter be amended is hereinafter called the “Lease”) with respect to Premises on a portion of the first (1st) floor and all of the rentable area on the second (2nd), third (3rd), fourth (4th) and fifth (5th) floors of the building known as and located at 800 Tower Drive, Troy, Michigan, for a term ending on December 31, 2011, or such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law; and

B.               Landlord and Tenant desire to amend the Lease to include an additional 1,567 rentable square feet on the first (1st) floor (the “Additional First Floor Space”), as shown on Exhibit A attached hereto and made a part hereof subject to the terms, covenants and conditions set forth below.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the parties hereto mutually covenant and agree as follows:

1.             All capitalized terms not defined herein shall have the meaning ascribed them in the Lease.

2.             The Fifth Floor Expansion Space Rent Commencement Date (as defined in the Third Amendment) is hereby agreed to be May 15, 2007.

3.             The Additional First Floor Space Commencement Date shall mean the date when Landlord delivers possession of the Additional First Floor Space to Tenant and the Expiration Date with respect to the Additional First Floor Space shall be December 31, 2011. Effective as of the First Floor Space Commencement Date, the Premises, as defined in the Lease, shall include the Additional First Floor Space, and:

(a)              The rentable area of the Premises shall be 129,184 square feet.

(b)              Tenant shall pay the cost of all electricity for lighting and power consumed in the Additional First Floor Space (excluding electrical current required by the building standard heating and air conditioning systems), which electricity shall be measured by the meter measuring the existing First Floor Space.

4.             The Additional First Floor Space Rent Commencement Date shall mean June 1, 2007. Commencing on the Additional First Floor Space Rent Commencement Date and continuing through and including the Expiration Date,

(a)              Tenant shall pay to Landlord fixed monthly rent and annual rent in the amount as shown on Exhibit B attached hereto.

(b)              Tenant’s Share with respect to the Premises shall increase by .73%.

5.             (a) The Tenant Allowance with respect to the Additional First Floor Space shall be [***] (representing [***] per square foot).

(b)              Subject to the terms of this Section 5, if Landlord receives from Tenant complete and final drawings and specifications, that Landlord has first approved (such approval not to be unreasonably withheld or delayed) in writing (the “Approved Plans”), for tenant improvement work (“Tenant’s Work”) in the Additional First Floor Space, then Landlord shall, within thirty (30) days of Tenant’s compliance with this Section 5(b), issue a single check payable to Tenant for an amount equal to the Tenant’s bona fide invoice for Tenant’s Work in the Additional First Floor Space up to the amount of the Tenant Allowance and for the actual cost of furniture, furnishings, trade fixtures and equipment installed in the Additional First Floor Space over and above the cost of Tenant’s Work up to the amount of the Tenant Allowance (the “Approved Payment”). Landlord shall have the obligation to make the Approved Payment only if the following conditions are satisfied:

(i)               Tenant shall be in compliance with, and not in default under applicable law and the provisions of the Lease;

(ii)              Tenant shall have obtained, and shall maintain, all necessary and appropriate permits, licenses, authorizations and approvals from all governmental authorities having or asserting jurisdiction, and shall have delivered true copies thereof to Landlord;

(iii)             With respect- to payments to the Tenant, Tenant shall have delivered to Landlord a completed requisition for advance (in form issued by the American Institute of Architects), certified and sworn to by Tenant’s Architect, to the effect that the value of the labor and materials in place equals the total portion of the Tenant Allowance being requested, and that the work completed was performed in a good and workmanlike manner, to the satisfaction of Tenant’s Architect, in accordance with the Approved Plans and in compliance with all laws, orders, rules and regulations of all federal, state, municipal and local governments, departments, commissions and boards, which certification shall be accompanied by the Tenant’s invoice(s) for work performed and covered by the requisition for advance for the payment being requested;

(iv)             Tenant shall have delivered to Landlord full lien waivers for all previous work performed, completed and paid for from the Approved Contractor and all other contractors, subcontractors, vendors, suppliers and materialmen who shall have furnished materials or supplies or performed work or services covered by the requisition. Subject to Tenant’s compliance with the aforesaid conditions, Landlord shall give Tenant a check payable to the Tenant for the amount of the invoice up to the amount of the Tenant Allowance, less any permitted deductions thereof;

(v)              a final unconditional certificate of occupancy for the Additional First Floor Space; and

(vi)             an “as built” plan for Tenant’s Work including all electronic files applicable to Tenant’s Work.

(c)              The Approved Contractor shall be a qualified, reputable, bonded, licensed, insured and first-class general contractor (this standard shall also apply to any sub-contractor hired by the Approved Contractor) hired by Tenant in writing to perform the Tenant’s Work who has first been approved in writing by Landlord (Landlord must also approve electrical and mechanical contractors), which consent shall not be unreasonably withheld or delayed. Tenant agrees that (i) Landlord shall in no way be responsible for the quality or completeness of Tenant’s Work and (ii) Tenant’s Work shall be performed in compliance with all applicable provisions of the Lease as amended by this Amendment, including, but not limited to, (A) the Contractor Rules attached to this Amendment as Exhibit C, and (B) such other rules, regulations, procedures or directives of any kind that may be reasonably promulgated by Landlord from time to time. The Approved Contractor shall work in harmony with any of Landlord’s contractors and shall not interfere with Landlord’s completion of Landlord’s Work.

(d)              Tenant expressly agrees that Landlord may deduct and retain from the Approved Payment a fee equal to three percent (3%) of the cost of Tenant’s Work for review, supervisory, administrative, and/or coordination services that Landlord performs in connection with Tenant’s Work. Within thirty (30) days of the completion of Tenant’s Work, Tenant shall deliver to Landlord a final accounting of the cost of Tenant’s Work.

(e)              The Tenant Allowance may only be applied towards Tenant’s Work in accordance with the Approved Plans and for furniture, furnishings, trade fixtures and equipment to be installed in the Additional First Floor Space. If any portion of the Tenant Allowance is not so used by Tenant, any excess shall be forfeited and shall not be used as a credit against fixed monthly rent, additional rent or any other sums due Landlord hereunder.

(f)              Tenant shall require any and all contractors of the Tenant performing work on or about the Additional First Floor Space to obtain and/or maintain specific insurance coverage for events which could occur while operations are being performed and which could occur after the completion of the work arising therefrom. The insurance coverage of the contractor shall be at least equal to the coverage required of the Tenant and the contractor shall name Landlord and, if requested, any mortgagee, as additional insureds on all policies of liability insurance. The contractor shall purchase and maintain such insurance as will protect itself and

Landlord and Tenant from claims set forth below which may arise out of or result from its operations under the contract and after contract completion with Tenant, whether such operations are performed by the Approved Contractor or by any subcontractor or by anyone directly or indirectly employed by any of them or by anyone for whose acts any of them may be liable. The insurance coverage shall include but not be limited to protection for:

(i)              Claims under Workers or Workmen’s Compensation, Disability Benefits, and other Employee Benefit Acts;

(ii)              Claims for damages because of bodily injury, occupational sickness, disease, or death of any person other than its employees;

(iii)             Claims for damages insured by reasonable and customary personal injury liability coverage which are sustained by (A) any person as a result of an offense directly or indirectly related to the employment of such person by the contractor, or (B) by any other person;

(iv) Claims for damages, other than to the work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

(v) Claims for damages because of bodily injury or death of any person and/or property damage arising out of the ownership, maintenance, or use of any motor vehicle; and

(vi) Claims which include the foregoing, but not limited thereto, which may occur while operations are being performed and claims which may occur after operations are completed arising therefrom.

Tenant shall secure evidence of Tenant’s contractor’s insurance coverage adequate to protect Landlord and Tenant.

6.            Except as may be expressly set forth in the Lease as modified herein, neither Landlord nor Landlord’s agents have made any representations or promises with respect to the physical condition of the Additional First Floor Space, the Building, the land upon which it is erected, the rents, leases, expenses of operation or any other -matter or thing affecting or related to the Additional First Floor Space, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Amendment. Tenant has inspected the Additional First Floor Space and is acquainted with its condition, and agrees to take the same “as is” subject to the provisions of the Lease as modified herein and acknowledges that the taking of possession of the Additional First Floor Space by Tenant shall be conclusive evidence that the Additional First Floor Space was in good and satisfactory condition at the time such possession was so taken.

7.            Any exercise by Tenant of its renewal options pursuant to Section 3(d) of the Lease must be for the entire Premises inclusive of the Additional First Floor Space.

8.             Tenant’s right of termination as set forth in Section 3(e) of the Lease shall extend to the Additional First Floor Space. If Tenant exercises its right of termination, Tenant shall make payment of all sums due from Tenant pursuant to Section 3(e) on or before the early termination date.

9.             Each party herein covenants, warrants and represents to the other party that it has had no dealings, conversations or negotiations with any broker concerning the execution and delivery of this Amendment other than Friedman Real Estate Group, Inc. (the “Broker”). Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense or liability arising from any action of the other party or from any broker claiming through the other the other party with respect to any commissions or brokerage fees claimed by any entity other than the Broker on account of the execution of this Amendment. The Landlord shall pay any commissions due the Broker pursuant to a separate written agreement between Landlord and Broker.

10.          Tenant represents and warrants that (a) it is the sole owner and holder of the Tenant’s interest in the Lease, and it has not assigned, mortgaged, hypothecated, sublet, or otherwise alienated all or any part of its interest in the Lease or the Premises; (b) the Lease is in full force and effect and is enforceable in accordance with its terms; and (c) all conditions of the Lease to be performed by the Landlord and necessary to the enforceability of the Lease have been satisfied, provided that Landlord diligently and satisfactorily performs its ongoing repair and maintenance efforts in order to consistently furnish the Premises with heat and air conditioning required for Tenant’s comfortable use in accordance with Exhibit D-l of the Lease.

11.          Tenant hereby renews its obligations to Landlord for the full, prompt and timely payment of all rents and other sums required to be paid by Tenant during the term of the Lease as herein modified, and for the full, prompt and timely performance of, compliance with and observation of all the terms contained in the Lease as herein modified.

12.          The parties hereto represent and warrant to each other that each has full right and authority to enter into this Amendment and that the person signing this Amendment on behalf of Landlord and Tenant respectively has the requisite authority for such act.

13.          Except as expressly provided herein, all other terms, conditions, covenants, conditions and agreements as set forth in the Lease remain unchanged and in full force and effect.

(Remainder of this page left intentionally blank- Signature page to follow)

IN WITNESS WHEROF, the parties have executed this Amendment as of the date first above written.

WITNESS:			LANDLORD:

800 TOWER SPE LLC

By:	/s/ James G. Nugent		By:	/s/ Mark Yeager
			Name:	Mark Yeager
			Title:	Vice President

WITNESS:			AGENT FOR LANDLORD:

GALE REAL ESTATE SERVICES COMPANY, L.L.C.

By:	/s/ James G. Nugent		By:	/s/ Mark Yeager
			Name:	Mark Yeager
			Title:	President

TENANT:
QUICKEN LOANS, INC.

By:	/s/ Angelo V. Vitale		By:	/s/ William Emerson
	Name:	Angelo V. Vitale	Name:	William Emerson
			Title:	CEO.

EXHIBIT A

ADDITIONAL FIRST FLOOR SPACE

EXHIBIT B

RENT PAYMENT SCHEDULE

Exhibit B - Rent Shedule

	Original Space		4th Floor Expansion Premises			1th Floor Expansion Spac			5th Floor Expansion Space		Additional First Floor Space		1st, 2nd, 3rd, 4th & 5th Floor Premises
Date of Document:	07/06/04		07/13/05			10/10/06			10/10/06
3rd Floor	30,955
2nd Floor	29,351				Cumulative Total RSF Area			Cumulative Total RSF Area		Cumulative Total RSF Area			Cumulative Total RSF Area
RSF Area:	60,306		31,441		91,747	5,481		97,228	30,389	127,617	1,567		129,184
Term Comm.Date:	08/16/04		09/01/05
Rent Comm. Date:	02/16/05		03/01/06			06/01/07			5/15/2007		6/1/2007
Anticipated Term Comm. Date:	N/A		N/A								03/09/07
RFS Area of Building:		213,290		213,290	213,290		213,290		213,290		—	213,290	213,290
Tenant’s Share:		28.27%		14.74%	43.02%		2.57%		14.25%			0.73%	60.57%

Dates	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/Sf	Monthly Rent	Annual Rent	Rent Rate/Sf	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Monthly Rent	Annual Rent
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit B - Rent Shedule

	Original Space		4th Floor Expansion Premises			1st Floor Expansion Premises			5th Floor Expansion Space		Additional First Floor Space		1st, 2nd, 3rd, 4th & 5th Floor Premises
Date of Document:	07/06/04		07/13/05			10/10/06			10/10/06
3rd Floor	30,955
2nd Floor	29,351				Cumulative Total RSF Area			Cumulative Total RSF Area		Cumulative Total RSF Area			Cumulative Total RSF Area
RSF Area:	60,306		31,441		91,747	5,481		97,228	30,389	127,617	1,567		129,184
Term Comm.Date:	08/16/04		09/01/05
Rent Comm. Date:	02/16/05		03/01/06			06/01/07			5/15/2007		6/1/2007
Anticipated Term Comm. Date:	N/A		N/A								03/09/07
RFS Area of Building:		213,290		213,290	213,290		213,290		213,290			213,290	213,290
Tenant’s Share:		28.27%		14.74%	43.02%		2.57%		14.25%			0.73%	60.57%

Dates	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Rent Rate/SF	Monthly Rent	Annual Rent	Monthly Rent	Annual Rent
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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EXHIBIT C

CONTRACTOR RULES

1.             PARKING. All loading, unloading, and parking of vehicles of the Approved Contractor and its employees shall be done only in areas designated by the Landlord.

2.             TRASH. No trash may be placed in Building compactors or dumpsters. No trash may be put in the common area. All trash must be stored in the Premises or the Additional First Floor Space Space. All trash must be removed daily, after Building hours. Approved Contractor shall be allowed only two dumpsters on site at any one time. All costs associated with the dumpsters shall be at contractor’s expense. The areas around the dumpsters shall be kept clean and free of debris. The dumpster locations shall be designated by the Landlord.

3.             DUST AND DIRT. Tracking unreasonable quantities of dirt and dust into the common area is prohibited. Approved Contractor’s employees shall remove as much dirt and dust as possible before entering the common area.

4.             DAMAGE. Any damage to walls, floors or ceiling must be repaired by the Approved Contractor before construction is complete.

5.             STORAGE OF EQUIPMENT. Storage of all tools, equipment, and supplies is limited to the Demised Premises.

6.             ENTRY TO DEMISED PREMISES. Deliveries and all entries by Approved Contractor shall be made through the rear entrance or service entrance of the Building. If items are too large to fit through the Building’s rear entrance or service entrance, Approved Contractor may only deliver through the front entrance after receiving Landlord’s prior written permission. Contractors shall only use the freight elevator for deliver of materials and transporting tools and equipment.

7.             OUTSIDE WORK. All work is to be completed in the Additional First Floor Space only. No work is to be performed in the common areas or other tenant spaces without the Landlord’s prior approval.

8.             LOANING OF EQUIPMENT. No Building equipment will be loaned to the Approved Contractor.

9.             QUALITY OF WORK. Approved Contractor work shall be performed in a thorough, first-class, and workmanlike manner and shall be in good and usable condition at the date of completion thereof.

10.          ODORS. Proper care must be taken when working with glues, paints, and any other materials requiring special ventilation so that objectionable odors do not waft into the common area or other tenant spaces.

11.          WELDING AND PENETRATION. No welding and/or slab penetration shall be permitted without Landlord’s prior approval.

12.          SPRINKLERS. At no time shall the sprinkler system be shut down without Landlord’s prior approval.

13.          IRREGULAR HOURS. Approved Contractor shall not perform any work before or after Building hours without the Landlord’s prior approval.

14.          NOISE. Use of jackhammers, rivet guns, and grinding equipment is not allowed during Building hours without Landlord’s prior permission. All radio, music and construction noise must be kept at a low volume so that it cannot be heard outside the Additional First Floor Space.

15.          ROOF. Approved Contractor shall not go on the roof without the prior written approval of Landlord.

16.          ASBESTOS. All materials incorporated in the Additional First Floor Space by the Approved Contractor shall be 100 percent free of asbestos-containing materials.

17.          ELECTRICAL ROOM. The Approved Contractor shall not enter the electrical room without Landlord’s permission.

18.          FIRE EXTINGUISHER. The Approved Contractor shall keep fire extinguishers in the Additional First Floor Space at all times.

19.          No smoking in the building, demised premises or Additional First Floor Space.

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